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                                                                    EXHIBIT 10.2

                           CONTRACT AMENDING AGREEMENT

THIS AGREEMENT made as of the 27th day of February, 2003.

BETWEEN:

                              STANTEC INC. ("STN")

                                     - and -

                    ANTHONY P. FRANCESCHINI (the "Executive")

      WHEREAS STN and the Executive (the "Parties") entered into an Employment Agreement dated January 1, 2003 (the "Contract"), a copy of which is attached hereto as Schedule "A"; and

      WHEREAS the Parties have agreed to amend the Contract.

      NOW THEREFORE, the Parties agree as follows:

1. The Contract is amended by replacing Section 3.5 (Termination by Executive) in its entirety with the following:

            "Subject to Section 3.4, the Executive may terminate this Agreement for any reason by giving STN a written notice of his intention to terminate this Agreement. The effective date of termination of this Agreement shall be the later of the date set out in the written notice as the termination date, or three (3) months after the date the Executive gives STN the written notice, provided however, that in either case STN shall cause to be paid the annual Base Salary and Annual Bonus actually earned by the Executive to the date of such termination."

2. The amendment contemplated herein shall be effective as of the date first written above.

3. Other than as amended by the terms of this Contract Amending Agreement, the parties hereto acknowledge and confirm that the Contract remains in full force and effect, and continues to bind the arrangements as between them.

4.    This Agreement shall be governed by the laws of the Province of Alberta.

IN WITNESS WHEREOF the Parties hereto have executed this Contract Amending Agreement as of the date first above written.

                                        STANTEC INC.

                                        Per: /s/ Ronald P. Triffo
                                             -----------------------------------
                                             Ronald P. Triffo, Chairman

SIGNED, SEALED AND DELIVERED         )
In the presence of:                  )
                                     )
/s/ Debbie Heuer                     )  /s/ Anthony P. Franceschini
----------------------------            ----------------------------------------
Witness                                 ANTHONY P. FRANCESCHINI